                                                                   EXHIBIT 10.24

     The following form of Voting Agreement dated as of June __, 1997 was executed by the following parties to the Stock Purchase Agreement relating to the sale of the Registrant's Series G Preferred Stock (Exhibit 10.23 hereto):

     [TO COME]

                                VOTING AGREEMENT

          The undersigned, __________________________________ (the
"Shareholder"), in the Shareholder's capacity as the holder of _______ shares of the Series G Preferred Stock (the "Series G Stock") of Trikon Technologies, Inc., a California corporation (the "Company"), and as an inducement to the Company to enter into that certain Stock Purchase Agreement dated as of June ___, 1997 and to issue shares of the Series G Stock of the Company pursuant thereto, hereby agrees with the Company as follows:

          1.   Agreement to Vote Series G Stock on Certain Matters.  At any and
               ---------------------------------------------------
all meetings of the shareholders of the Company (or with respect to any written consent solicited in lieu thereof), the Shareholder agrees to vote (or give its written consent in lieu thereof with respect to) all of the Series G Stock held by the Shareholder in favor of any proposal approved by the Board of Directors of the Company (the "Board") and submitted to the holders of the Common Stock of the Company for their approval; provided, however, that the Shareholder shall be
                                --------  -------
so obligated to vote in favor of any such proposal only (a) in connection with a vote, required by the California Corporations Code or otherwise by law, of the holders of the Series G Stock voting alone as a separate class, and (b) if such proposal is additionally subject (or specifically made subject by the Board) to approval (and is in fact approved) by the outstanding shares of Common Stock and Series G Stock voting together as if a single class (with the Series G Stock voting on an as-converted basis), in which case this Voting Agreement shall not be applicable to such vote of the Series G Stock when so voting together with the Common Stock as if a single class (but shall only be applicable to such separate class vote of the Series G Stock alone), and provided, further, that
                                                      --------  -------
this Voting Agreement shall not be applicable to any separate class vote of the Series G Stock required pursuant to the Certificate of Determination, as filed with the California Secretary of State, setting forth the rights, preferences, privileges and restrictions of the Series G Stock, and shall only be applicable
                                                             ----
in connection with a vote required by the California Corporations Code or otherwise by law and not required by such Certificate of Determination.
                     ---

          2.   Term.  The term of this Agreement shall commence upon the date
               ----
hereof and shall expire on that date which is ten years thereafter.

          3.   Legend.  All certificates representing the Common Stock shall be
               ------
endorsed with substantially the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT DATED AS OF JUNE ___, 1997 EXECUTED BY THE HOLDER OF THIS CERTIFICATE IN FAVOR OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. "

          4.   Transfers.  This Voting Agreement shall be binding upon any
               ---------
transferee(s) of the Series G Stock. The Company may require any such transferee(s) to execute a counterpart of this Voting Agreement as a condition to the issuance of a new share certificate upon transfer.

          5.   Enforceability/Severability.  The parties hereto agree that each
               ---------------------------
provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, to the extent in good faith practicable, so as to make effective and enforceable to the maximum extent possible the intent of this Agreement.

          6.   Amendments and Waivers.  Any term hereof may be amended and the
               ----------------------
observance of any term hereof may be waived only with the written consent of the Company and the holders of at least two-thirds (2/3) of the Company's Series G Stock at the time outstanding.

          IN WITNESS WHEREOF, this Voting Agreement has been executed by the undersigned to be effective as of June __, 1997.


                              TRIKON TECHNOLOGIES, INC.


                              By: ______________________________
                                  Gregor A. Campbell,
                                  Chief Executive Officer


                              __________________________________

                              _____________________, Shareholder

                                       2